                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-08886

                SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                One South Street
                              Baltimore, MD 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Flag Investors Equity Partners Fund

Annual Report to Shareholders

May 31, 2005

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm cick here Tax Information

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for Class A, B and C shares for the 10-year period and the Life of Class periods for Institutional Class shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of the Scudder Flag Investors Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	10-Year
Class A	10.30%	8.01%	7.09%	11.86%
Class B	9.46%	7.19%	6.28%	11.03%
Class C	9.46%	7.19%	6.28%	11.18%
S&P 500 Index+	8.24%	5.60%	-1.93%	10.18%
Scudder Flag Investors Equity Partners Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class	10.54%	8.26%	7.35%	10.99%
S&P 500 Index+	8.24%	5.60%	-1.93%	8.58%

Sources: Lipper Inc. and Investment Company Capital Corporation

* Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Flag Investors Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,396	$11,876	$13,274	$28,913
	Average annual total return	3.96%	5.90%	5.83%	11.20%
Class B	Growth of $10,000	$10,646	$12,115	$13,461	$28,477
	Average annual total return	6.46%	6.61%	6.12%	11.03%
Class C	Growth of $10,000	$10,946	$12,315	$13,561	$28,870
	Average annual total return	9.46%	7.19%	6.28%	11.18%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$26,354
	Average annual total return	8.24%	5.60%	-1.93%	10.18%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results
Scudder Flag Investors Equity Partners Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,105,400	$1,269,000	$1,425,500	$2,634,000
	Average annual total return	10.54%	8.26%	7.35%	10.99%
S&P 500 Index+	Growth of $1,000,000	$1,082,400	$1,177,500	$907,400	$2,142,100
	Average annual total return	8.24%	5.60%	-1.93%	8.58%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on February 14, 1996. Index returns begin February 29, 1996.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 5/31/05	$ 27.20	$ 25.74	$ 25.74	$ 27.43
5/31/04	$ 25.35	$ 24.16	$ 24.15	$ 25.57
Distribution Information: Twelve Months: Income Dividends as of 5/31/05	$ .06	$ —	$ —	$ .14
Capital Gains Distributions as of 5/31/05	$ .69	$ .69	$ .69	$ .69
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	187	of	744	26
3-Year	79	of	530	15
5-Year	43	of	372	11
10-Year	32	of	126	26

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,041.00	$ 1,036.70	$ 1,037.10	$ 1,041.80
Expenses Paid per $1,000*	$ 6.26	$ 10.10	$ 10.06	$ 4.99
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,018.80	$ 1,015.01	$ 1,015.06	$ 1,020.04
Expenses Paid per $1,000*	$ 6.19	$ 10.00	$ 9.95	$ 4.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Flag Investors Equity Partners Fund	1.23%	1.99%	1.98%	.98%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Flag Investors Equity Partners Fund:
A Team Approach to Investing

Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Scudder Flag Investors Equity Partners Fund's (the "fund") investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Scudder family of funds. ABIM, a registered investment advisor, is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three principals of ABIM.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

ICCC is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

Portfolio Managers

Hobart C. Buppert II

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

Managed the fund since 2002.

Joined ABIM as a Vice President in 1980.

Over 30 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates and as portfolio manager and research analyst at Equitable Trust Company.

BA and MBA from Loyola College.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

Lee S. Owen

Vice President of Alex. Brown Investment Management and Co-Manager of the fund.

Managed the fund since inception.

Joined ABIM as a Vice President in 1983.

Over 30 years of investment industry experience.

Prior experience as portfolio manager at T. Rowe Price Associates.

BA from Williams College; MBA from the University of Virginia.

Member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

In the following interview, Lead Portfolio Manager Hobart Buppert discusses the performance and strategy of Scudder Flag Investors Equity Partners Fund for the 12-month period ended May 31, 2005.

Q:  How did the US stock market perform during the past year?

A:  US equities provided robust returns due to a combination of positive factors that included steady economic growth, strong earnings results and the continued improvement in corporate balance sheets. When the reporting period began in June 2004, the market's day-to-day performance was largely based on the shifting direction of the price of oil. Stocks surged during the fourth quarter, when falling energy prices, a quickly decided US presidential election and optimism regarding 2005 helped spur on an impressive rally. After holding steady through the first two months of this year, the market weakened in March and April as signs of rising inflation sparked fears that the US Federal Reserve (the Fed) would have to increase interest rates at a faster-than-expected pace. Evidence also emerged that the world economy had begun to slow, causing investors to become more risk-averse. Fortunately, the gains registered during the quarter — along with the rebound that occurred in May — were more than enough to offset this two-month stretch of weakness.

Q:  How did the fund perform during this time?

A:  Amid the generally positive environment for the US stock market, Class A shares of the fund returned 10.30%. In comparison, the S&P 500 Index — the fund's benchmark — returned 8.24%. The fund also outpaced its Lipper peer group of Multi-Cap Core Funds; the average return of the 744 funds in the category was 8.22%. (Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

We are especially pleased with the fund's results in light of the fact that it held a large underweight in energy, which was the best performer among the 10 S&P industry sectors, and an overweight in financials, which underperformed the broad market.1 We believe that our ability to overcome these potential obstacles reflects the strength of our stock selection during the year.

1 An overweight is a weighting in a security or sector larger than that of the benchmark weighting; an underweight is a weighting smaller than that of the benchmark.

The fund has also provided strong performance versus both the benchmark and the peer group when measured over the longer-term 3-, 5- and 10-year periods, which we believe is a better measure of our effectiveness as managers.

Scudder Flag Investors Equity Partners Fund has outperformed its benchmark and peers Average annual unadjusted returns as of 5/31/05
Fund/Index	1-Year	3-Year	5-Year	10-Year
Scudder Flag Investors Equity Partners Fund Class A shares (unadjusted for sales charge)	10.30%	8.01%	7.09%	11.86%
S&P 500 Index	8.24	5.60	-1.93	10.18
Lipper Multi-Cap Core Funds category average	8.22	5.37	0.10	9.65
Percentile ranking in Lipper peer group[2]	26	15	11	26

Past performance is no guarantee of future results.

It is not possible to invest directly in an index or category. All returns reflect the reinvestment of all distributions.

2 Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

While past performance is no guarantee of future results, we believe the fund's strong track record is a direct result of our investment process. Rather than focusing on trends in the economy or in the financial markets, we seek stocks that have fallen out of favor for one reason or another and whose prices have depreciated. Our approach is flexible in that we do not limit the universe of potential holdings to stocks that are traditionally considered "value stocks." We do not have predetermined price-to-earnings criteria. We believe that all stocks — whether widely considered value or growth — can become undervalued at some point, based on market sentiment. We evaluate companies on their individual merits, seeking those that are well-positioned, are generating excess free cash flow and are run by skilled, shareholder-oriented senior management. We buy companies that are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. We consider ourselves long-term investors, which means that we tend to remain invested in stocks for one to three years or more, as long as a company continues to meet our expectations. An indication of our long-term view is the fund's relatively low rate of portfolio turnover, which was 11% for the period.3 The fund tends to sell stocks when their prospects for earnings growth appear less promising, when their prices fully reflect their growth potential or when we believe other investments offer better opportunities.

3 Portfolio turnover is the rate of trading activity in the fund's portfolio of investments.

Q:  What individual stocks contributed to performance?

A:  A number of companies helped the fund's performance during the past year including: Wellpoint, Inc., Canadian National Railway Co., Prudential Financial, Inc., CONSOL Energy, Inc. and AmeriCredit Corp.

Wellpoint: The health care sector did not perform well during the past year, but Wellpoint was a standout within the group. As a provider of managed health care plans for both large and small companies, Wellpoint benefited from its strong underlying economics and robust earnings growth. The services provided by the company are in high demand, since employers are increasingly seeking ways to cope with the rising cost of health care. Even though its stock price climbed significantly during the course of the past year, we continue to believe that Wellpoint is trading below its intrinsic value, and we expect the gap will continue to close over time. Equally important, the company generates much higher cash flow than it needs to run the business. We are comfortable owning this company when it is trading at a valuation discount to the stock market as a whole.4

4 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Canadian National Railway (CN): This company — which operates not only in Canada but also in the United States — performed well for the fund, and we continue to like its prospects. Railroads are generally viewed as a conservative, economically sensitive business without substantial return potential. However, we saw opportunity in CN due to its strong management, effective business model and healthy financials. Its management team has concentrated on improving both efficiency and client service, and this has allowed the company to become a preferred option for its customers relative to its competitors. CN has also invested its cash wisely by making acquisitions that have improved efficiency and increased earnings. As a result, its return on capital is above average for the industry and strong on an absolute basis. Despite these attributes, CN's stock continues to trade at a substantial discount both to the broader market and to its intrinsic value, and we believe the stock has additional upside potential.

Prudential: Several years ago, Prudential had what we believed to be an underutilized asset base. The company's return on capital was in the neighborhood of 8% to 9%, but it announced a plan to bring this number up to 12% over time. We had confidence that management would execute its plan, and it eventually did so by improving its core business and using its significant free cash flow to buy back stock (and shrink its capital base in the process). The ability of the company to execute its plan was by no means certain, but we felt the odds were in our favor. This analysis proved to be on target, and the stock has more than doubled in the past three years.

CONSOL Energy: Because we could not predict the rapid increase in the cost of oil, we have not held a large weighting in the energy sector. However, CONSOL — a coal company that at the time of our initial purchase was trading at about half of what we believed it was worth — has been a notable exception. We bought the stock based on our belief that following a long period of underperformance, its market value was not reflecting the value of the coal the company had in the ground. In addition, we believed the company had favorable growth prospects and a solid management team. The fact that energy prices have risen in the past two years has provided an additional boost that we did not anticipate. Even though CONSOL has performed well since our initial purchase, we believe the company will continue to use its large asset base to generate value for its shareholders.

AmeriCredit: A finance company to the used car industry, Americredit is an industry leader with a disciplined management team that has executed well in recent years. The stock declined in 2002 after the company overextended itself by trying to grow too quickly. Today, it has a new management team that has instituted better business practices, clearer accounting and $200 million to $500 million worth of annual stock buybacks. We have confidence in the management team that is now at the helm, and we believe there is still more upside ahead for Americredit's stock price.

Q:  What individual stocks detracted from performance?

A:  Three holdings — Allied Waste Industries, Inc., Clear Channel Communications, Inc. and First Data Corp. — stand out as notable detractors from the fund's return.

Allied Waste: After opening the fund's annual reporting period at about $13 per share, Allied Waste subsequently fell as low as $6.90 before recovering to finish May at $7.71. The second-largest trash hauler in the United States, Allied Waste has suffered from weaker pricing power and lower profit margins. We continue to hold the stock in the portfolio, as we have confidence in the company's new CEO and we remain positive on the fundamentals of the trash-hauling business.

Clear Channel: A diversified media company with assets in the radio, outdoor advertising and live entertainment businesses, Clear Channel has come under pressure due to slow growth and weakness in overall advertising spending. Still, we continue to like the company's business model given that it generates significant free cash flow but requires little in the way of ongoing capital investment. The potential exists for Clear Channel to realize value through a break-up and a special one-time dividend (as announced on April 29, 2005), but in the meantime we are encouraged by the fact that the company is aggressively buying back its stock. In addition, the steady decline in investors' outlook for the company means that an improvement in the advertising market could lead to upside in the stock. Clear Channel is out of favor at the moment, but we are not afraid to hold on to unpopular stocks if we are confident in the underlying value of our investment.

First Data: This is a large holding in the fund, and also one that we have held for more than eight years. First Data, a large transaction processing company that also owns Western Union, underperformed as short-term investors reacted to a weaker-than-expected near-term growth outlook. However, we are encouraged by the company's fundamentals: It generates billions of free cash flow, its management is capable and it is buying back large amounts of stock. While short-term issues may continue to weigh on First Data in the months ahead, we believe the stock is undervalued from a long-term standpoint, and we therefore intend to maintain our position.

Q:  Do you have any closing comments for shareholders?

A:  During the past decade, significant volatility in investor behavior caused the market to go through extreme highs and lows. The greed of 1998 and 1999 gave way to fear, as evidenced by the markets of 2000 to 2002. After a period of recovery, which began in 2003, we now are seeing more reasonable valuations in the stock market. The fund has weathered this difficult and challenging period quite well due, we believe, to our focus on stock picking and the long-term investment horizon.

We are pleased with the portfolio's current positioning and believe our investment process is well-suited for the current investment environment, which is driven more by the fundamental strength of individual companies than by investor emotion. By adhering to our disciplined investment process, we believe we can best serve the long-term financial goals of our shareholders. As always, we thank them for their continued commitment to the fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	5/31/05	5/31/04

Common Stocks	97%	96%
Cash Equivalents	3%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/05	5/31/04

Financials	37%	38%
Industrials	25%	25%
Consumer Discretionary	12%	12%
Health Care	11%	9%
Information Technology	7%	8%
Energy	4%	3%
Consumer Staples	2%	2%
Materials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (46.4% of Net Assets)
1. WellPoint, Inc. Provider of health care services	6.7%
2. Canadian National Railway Co. Operator of railroads	5.3%
3. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	5.0%
4. Prudential Financial, Inc. Provider of financial services	4.7%
5. American Financial Realty Trust Provider of corporate-owned real estate assets	4.5%
6. Berkshire Hathaway, Inc. "B" Provider of insurance nationwide	4.3%
7. Cendant Corp. Provider of consumer and business services globally	4.3%
8. Citigroup, Inc. Provider of diversified financial services	4.2%
9. AmeriCredit Corp. Provider of consumer financial services specializing in automobile loans	3.8%
10. Freddie Mac Supplier of mortgage credit	3.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 11.1%
Auto Components 0.8%
BorgWarner, Inc.	44,000	2,352,240
Household Durables 1.7%
Blyth, Inc. (d)	179,300	5,081,362
Media 6.0%
Clear Channel Communications, Inc.	211,600	6,185,068
Comcast Corp. "A"*	103,100	3,319,820
Gannett Co., Inc.	46,700	3,477,282
LodgeNet Entertainment Corp.* (d)	102,503	1,738,451
Time Warner, Inc.*	205,000	3,567,000
		18,287,621
Specialty Retail 2.6%
TJX Companies, Inc.	353,800	8,112,634
Consumer Staples 2.3%
Food & Staples Retailing 0.5%
BJ's Wholesale Club, Inc.* (d)	51,100	1,540,665
Tobacco 1.8%
Altria Group, Inc.	81,200	5,451,768
Energy 3.5%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC*	237,706	10,594,557
Kinder Morgan, Inc.	202	15,697
		10,610,254
Financials 36.2%
Banks 3.6%
Fifth Third Bancorp	65,600	2,795,872
Wells Fargo & Co.	135,600	8,191,596
		10,987,468
Consumer Finance 5.4%
AmeriCredit Corp.*	463,800	11,534,706
Capital One Financial Corp.	65,400	4,931,160
		16,465,866
Diversified Financial Services 7.8%
Citigroup, Inc.	272,372	12,831,445
Freddie Mac	167,000	10,861,680
		23,693,125
Insurance 13.2%
Berkshire Hathaway, Inc. "B"*	4,700	13,207,000
Hilb, Rogal & Hobbs Co. (d)	59,000	2,011,310
Montpelier Re Holdings Ltd.	17,000	583,950
Prudential Financial, Inc.	227,000	14,371,370
Quanta Capital Holdings Ltd.*	250,000	1,550,000
XL Capital Ltd. "A"	116,108	8,740,610
		40,464,240
Real Estate 6.2%
American Financial Realty Trust (REIT) (d)	900,000	13,815,000
American Home Mortgage Investment Corp. (REIT) (d)	81,000	2,637,360
Capital Lease Funding, Inc. (REIT) (d)	84,300	929,829
Saxon Capital, Inc. (REIT) (d)	100,000	1,693,000
		19,075,189
Health Care 10.8%
Health Care Providers & Services
Cardinal Health, Inc.	55,000	3,186,150
Coventry Health Care, Inc.*	62,600	4,358,212
IMS Health, Inc.	79,500	1,951,725
Laboratory Corp. of America Holdings*	10,000	484,500
WellChoice, Inc.* (d)	41,500	2,369,650
WellPoint, Inc.*	154,800	20,588,400
		32,938,637
Pharmaceuticals 0.0%
Pfizer, Inc.	8,000	223,200
Industrials 24.1%
Aerospace & Defense 2.1%
United Technologies Corp.	59,500	6,348,650
Airlines 0.6%
Southwest Airlines Co.	120,000	1,746,000
Building Products 5.0%
American Standard Companies, Inc.	360,000	15,408,000
Commercial Services & Supplies 6.2%
Allied Waste Industries, Inc.* (d)	661,000	5,096,310
Cendant Corp.	615,050	13,045,211
PHH Corp.* (d)	30,752	737,740
		18,879,261
Industrial Conglomerates 3.0%
Tyco International Ltd.	317,800	9,193,954
Machinery 1.9%
SPX Corp.	131,700	5,848,797
Road & Rail 5.3%
Canadian National Railway Co.	264,000	16,177,920
Information Technology 6.4%
Computers & Peripherals 2.9%
Hewlett-Packard Co.	91,000	2,048,410
International Business Machines Corp.	91,800	6,935,490
		8,983,900
IT Consulting & Services 3.5%
First Data Corp.	281,579	10,652,134
Materials 2.1%
Metals & Mining
CONSOL Energy, Inc.	137,000	6,555,450
Telecommunication Services 0.2%
Diversified Telecommunication Services
Iowa Telecommunications Services, Inc. (d)	40,000	752,000
Total Common Stocks (Cost $168,772,790)		295,830,335

Securities Lending Collateral 3.8%
Scudder Daily Assets Fund Institutional, 3.07% (c) (e) (Cost $11,573,332)	11,573,332	11,573,332

Cash Equivalents 2.3%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $6,982,292)	6,982,292	6,982,292
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $187,328,414) (a)	102.8	314,385,959
Other Assets and Liabilities, Net	(2.8)	(8,703,092)
Net Assets	100.0	305,682,867

* Non-income producing security.

(a) The cost for federal income tax purposes was $187,328,453. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $127,057,506. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $132,728,716 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,671,210.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2005 amounted to $11,257,921, which is 3.7% of total net assets.

(e) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005
Assets
Investments: Investments in securities, at value (cost $168,772,790) — including $11,257,921 of securities loaned	$ 295,830,335
Investment in Scudder Cash Management QP Trust (cost $6,982,292)	6,982,292
Investment in Scudder Daily Assets Fund Institutional (cost $11,573,332)*	11,573,332
Total investments in securities, at value (cost $187,328,414)	314,385,959
Cash	3,000
Dividends receivable	278,320
Receivable for investments sold	2,723,720
Interest receivable	23,332
Receivable for Fund shares sold	575,221
Other assets	28,674
Total assets	318,018,226
Liabilities
Payable upon return of securities loaned	11,573,332
Payable for Fund shares redeemed	308,600
Accrued investment advisory fee	215,162
Other accrued expenses and payables	238,265
Total liabilities	12,335,359
Net assets, at value	$ 305,682,867
Net Assets
Net assets consist of: Undistributed net investment income	454,058
Net unrealized appreciation (depreciation) on investments	127,057,545
Accumulated net realized gain (loss)	8,730,667
Paid-in capital	169,440,597
Net assets, at value	$ 305,682,867

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($188,658,297 ÷ 6,936,106 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 27.20
Maximum offering price per share (100 ÷ 94.25 of $27.20)	$ 28.86

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,490,003 ÷ 524,049 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 25.74

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,288,407 ÷ 360,852 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 25.74
Institutional Class Net Asset Value, offering and redemption price(a) per share ($94,246,160 ÷ 3,435,295 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 27.43

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,248)	$ 4,668,704
Interest — Scudder Cash Management QP Trust	150,711
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	23,760
Total Income	4,843,175
Expenses: Investment advisory fee	2,367,342
Services to shareholders	225,387
Custody and accounting fees	94,954
Distribution and shareholder servicing fees	653,045
Auditing	51,029
Legal	46,918
Directors' fees and expenses	13,105
Reports to shareholders	11,746
Registration fees	21,220
Other	14,602
Total expenses before expense reductions	3,499,348
Expense reductions	(4,706)
Total expenses after expense reductions	3,494,642
Net investment income (loss)	1,348,533
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,674,215
Net unrealized appreciation (depreciation) during the period on investments	16,999,535
Net gain (loss) on investment transactions	26,673,750
Net increase (decrease) in net assets resulting from operations	$ 28,022,283

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income (loss)	$ 1,348,533	$ 492,781
Net realized gain (loss) on investment transactions	9,674,215	6,643,154
Net unrealized appreciation (depreciation) during the period on investment transactions	16,999,535	47,594,772
Net increase (decrease) in net assets resulting from operations	28,022,283	54,730,707
Distributions to shareholders from: Net investment income: Class A	(397,185)	(302,342)
Institutional Class	(497,290)	(431,337)
Net realized gains: Class A	(4,306,657)	(455,382)
Class B	(415,986)	(62,967)
Class C	(195,384)	(21,836)
Institutional Class	(2,521,420)	(290,184)
Fund share transactions: Proceeds from shares sold	68,651,787	30,712,721
Reinvestment of distributions	7,473,412	1,220,132
Cost of shares redeemed	(63,891,084)	(57,445,328)
Redemption fees	190	—
Net increase (decrease) in net assets from Fund share transactions	12,234,305	(25,512,475)
Increase (decrease) in net assets	31,922,666	27,654,184
Net assets at beginning of period	273,760,201	246,106,017
Net assets at end of period (including undistributed net investment income of $454,058 at May 31, 2005)	$ 305,682,867	$ 273,760,201

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 25.35	$ 20.58	$ 22.67	$ 24.56	$ 21.22
Income (loss) from investment operations: Net investment income (loss)	.11[a]	.04[a]	.01[a]	(.01)[a]	.06
Net realized and unrealized gain (loss) on investment transactions	2.49	4.86	(1.80)	(1.69)	4.12
Total from investment operations	2.60	4.90	(1.79)	(1.70)	4.18
Less distributions from: Net investment income	(.06)	(.05)	—	(.05)	(.07)
Net realized gains on investment transactions	(.69)	(.08)	(.30)	(.14)	(.77)
Total distributions	(.75)	(.13)	(.30)	(.19)	(.84)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 27.20	$ 25.35	$ 20.58	$ 22.67	$ 24.56
Total Return (%)[b]	10.30	23.83	(7.75)	(6.96)	20.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	189	154	130	193	217
Ratio of expenses (%)	1.22	1.24	1.22	1.21	1.18
Ratio of net investment income (loss) (%)	.44	.17	.08	(.03)	.18
Portfolio turnover rate (%)	11	7	14	20	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.

Class B
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.16	$ 19.72	$ 21.89	$ 23.85	$ 20.72
Income (loss) from investment operations: Net investment income (loss)	(.05)[a]	(.12)[a]	(.12)[a]	(.17)[a]	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.32	4.64	(1.75)	(1.65)	4.03
Total from investment operations	2.27	4.52	(1.87)	(1.82)	3.90
Less distributions from: Net realized gains on investment transactions	(.69)	(.08)	(.30)	(.14)	(.77)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 25.74	$ 24.16	$ 19.72	$ 21.89	$ 23.85
Total Return (%)[b]	9.46	22.87	(8.44)	(7.63)	19.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	22	36	46
Ratio of expenses	1.97	1.99	1.98	1.96	1.93
Ratio of net investment income (loss) (%)	(.31)	(.58)	(.68)	(.78)	(.57)
Portfolio turnover rate (%)	11	7	14	20	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.

Class C
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 24.15	$ 19.71	$ 21.89	$ 23.85	$ 20.72
Income (loss) from investment operations: Net investment income (loss)	(.05)[a]	(.12)[a]	(.12)[a]	(.17)[a]	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.33	4.64	(1.76)	(1.65)	4.03
Total from investment operations	2.28	4.52	(1.88)	(1.82)	3.90
Less distributions from: Net realized gains on investment transactions	(.69)	(.08)	(.30)	(.14)	(.77)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 25.74	$ 24.15	$ 19.71	$ 21.89	$ 23.85
Total Return (%)[b]	9.46	22.93	(8.48)	(7.63)	19.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6	4	6	7
Ratio of expenses (%)	1.97	1.99	1.97	1.96	1.93
Ratio of net investment income (loss) (%)	(.31)	(.58)	(.67)	(.78)	(.57)
Portfolio turnover rate (%)	11	7	14	20	20
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. *** Amount is less than $.005.

Institutional Class
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 25.57	$ 20.76	$ 22.80	$ 24.70	$ 21.35
Income (loss) from investment operations: Net investment income (loss)	.18[a]	.10[a]	.06[a]	.05[a]	.11
Net realized and unrealized gain (loss) on investment transactions	2.51	4.90	(1.80)	(1.71)	4.15
Total from investment operations	2.69	5.00	(1.74)	(1.66)	4.26
Less distributions from: Net investment income	(.14)	(.11)	—	(.10)	(.14)
Net realized gains on investment transactions	(.69)	(.08)	(.30)	(.14)	(.77)
Total distributions	(.83)	(.19)	(.30)	(.24)	(.91)
Redemption fees	.00***	—	—	—	—
Net asset value, end of period	$ 27.43	$ 25.57	$ 20.76	$ 22.80	$ 24.70
Total Return (%)	10.54	24.14	(7.52)	(6.73)	20.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	96	90	100	116
Ratio of expenses (%)	.97	.99	.97	.96	.93
Ratio of net investment income (loss) (%)	.69	.42	.33	.22	.43
Portfolio turnover rate (%)	11	7	14	20	20
[a] Based on average shares outstanding during the period. *** Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 814,976
Undistributed net long-term capital gains	$ 8,369,788
Net unrealized appreciation (depreciation) on investments	$ 127,057,506

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2005	2004
Distributions from ordinary income*	$ 1,926,223	$ 1,006,829
Distributions from long-term capital gains	$ 6,407,699	$ 557,219

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the year ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $39,965,201 and $32,281,730, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.00% of the first $50,000,000 of the Fund's average daily net assets, 0.85% of the next $50,000,000 of such net assets, 0.80% of the next $100,000,000 of such net assets and 0.70% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. Accordingly, for year ended May 31, 2005, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual effective rate of 0.81% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Transfer Agent Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent and dividend-paying agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Transfer agent charges to the Fund by SISC aggregated $187,168, of which $85,359 is unpaid at May 31, 2005.

Accounting Fees. ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor. In turn, SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. The amount charged to the Fund by ICCC for accounting services aggregated $83,357, of which $5,595 is unpaid at May 31, 2005.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the year ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class A	$ 420,965	$ 40,105
Class B	117,797	12,736
Class C	56,263	5,934
	$ 595,025	$ 58,775

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at May 31, 2005	Annual Effective Rate
Class B	$ 39,266	$ 3,202.25%
Class C	18,754	1,980.25%
	$ 58,020	$ 5,182

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2005 aggregated $23,065.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2005, the CDSC for Class B and C shares aggregated $29,862 and $496, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2005, SDI received $771.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $10,560, of which $5,280 is unpaid at May 31, 2005.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $131 and $137, respectively.

D. Expense Reductions

For the year ended May 31, 2005, the Advisor agreed to reimburse the Fund $4,461, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, the custodian fees were reduced by $245 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,532,116	$ 40,720,399	792,676	$ 18,975,445
Class B	163,222	4,113,224	125,876	2,870,192
Class C	142,490	3,595,478	187,421	4,320,983
Institutional Class	734,208	20,222,686	191,910	4,546,101
		$ 68,651,787		$ 30,712,721
Shares issued to shareholders in reinvestment of distributions
Class A	157,611	$ 4,272,937	28,314	$ 669,477
Class B	14,636	376,721	2,510	57,418
Class C	7,200	185,327	915	20,942
Institutional Class	96,453	2,638,427	20,049	472,295
		$ 7,473,412		$ 1,220,132
Shares redeemed
Class A	(815,205)	$ (21,553,862)	(1,084,833)	$ (24,982,509)
Class B	(390,069)	(9,801,558)	(493,776)	(10,841,309)
Class C	(53,870)	(1,349,984)	(146,072)	(3,477,682)
Institutional Class	(1,145,369)	(31,185,680)	(788,708)	(18,143,828)
		$ (63,891,084)		$ (57,445,328)
Redemption fees		$ 190		$ —
Net increase (decrease)
Class A	874,522	$ 23,439,474	(263,843)	$ (5,337,587)
Class B	(212,211)	(5,311,613)	(365,390)	(7,913,699)
Class C	95,820	2,430,890	42,264	864,243
Institutional Class	(314,708)	(8,324,446)	(576,749)	(13,125,432)
		$ 12,234,305		$ (25,512,475)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Scudder Flag Investors Equity Partners Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Flag Investors Equity Partners Fund, Inc. (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 25, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $0.59 per share from net long-term capital gains during its year ended May 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,280,000 as capital gains dividends for its year ended May 31, 2005, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $5,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended May 31, 2005, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

Independent Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Director since 1998

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		51
Richard R. Burt 2/3/47 Director since 1999

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		54
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	51
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	51
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	51
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	51
Rebecca W. Rimel 4/10/51 Director since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	51
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	51
William N. Searcy 9/3/46 Director since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	51
Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Director since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	127
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[6] 7/14/60 President and Chief Executive Officer since 2004

Managing Director[5], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[7] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director[5], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[7] 8/5/57 Treasurer since 2002

Managing Director[5], Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Lisa Hertz[6] 8/21/70 Assistant Secretary since 2004	Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director[5], Deutsche Asset Management.
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Director and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Director or officer first began serving in that position with Scudder Flag Investors Equity Partners Fund.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	81114K 108	81114K 207	81114K 306	81114K 405
Fund Number	409	609	709	509
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Flag Investors Equity
Partners Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its Principal Executive Officer and Principal Financial
Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   SCUDDER FLAG INVESTORS EQUITY PARTNERS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

     Services that the Fund's Independent Registered Public Accounting Firm
                               Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005            $48,100          $225             $7,370             $0
--------------------------------------------------------------------------------
2004            $46,200          $185             $7,020             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005              $581,822                 $0                    $0
--------------------------------------------------------------------------------
2004              $542,483                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005         $7,370              $0               $207,146            $214,516
--------------------------------------------------------------------------------
2004         $7,020              $0              $1,681,369         $1,688,389
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                    Scudder Flag Investors Equity Partners Fund, Inc.

By:                            /s/ Julian Sluyters
                               ---------------------------
                               Julian Sluyters
                               Chief Executive Officer

Date:                          August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                    Scudder Flag Investors Equity Partners Fund, Inc.

By:                            /s/ Julian Sluyters
                               ---------------------------
                               Julian Sluyters
                               Chief Executive Officer

Date:                          August 2, 2005

By:                            /s/ Paul Schubert
                               ---------------------------
                               Paul Schubert
                               Chief Financial Officer

Date:                          August 2, 2005